STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH DIVERSIFIED INCOME FUND

                     FINANCIAL STATEMENTS FOR THE YEAR ENDED
                                DECEMBER 31, 1999

                                     [Logo]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

January 27, 2000

Dear Standish, Ayer & Wood Investment Trust Shareholder:

We are writing to provide you with a review of developments at Standish, Ayer & Wood as they relate to the activities of the Investment Trust.

THE 1999 MARKETS

The past year has been as tumultuous as 1998, although in different ways. World stock markets have been euphoric. The S&P 500 advanced about 21% but the technology-driven Nasdaq composite soared 86%. For the second year in a row, larger capitalization growth stocks have performed brilliantly, and small or middle capitalization value stocks have been left far behind. In striking contrast to some of the equity markets, the bond market suffered one of its worst years in history, with prices of ten-year Treasuries dropping 13%. Yield spreads, which had widened sharply during the crisis in the fall of 1998, narrowed during the early months of 1999 but then widened again as the year progressed, with distressingly poor liquidity in the secondary bond market. Securities that suffered even a slight short-term tarnishing in their attributes often dropped dramatically in price - investors displayed very little appetite for any bond or stock that had evidenced any degree of adversity.

STANDISH INVESTMENT DISCIPLINES

Many of Standish's investment disciplines are directed to applying fundamental research to uncover relatively cheap securities where the fundamentals are improving. This methodology has generally been quite successful over long periods of time in the past. However, the investment environment of the last two years has produced significant headwinds for some of our disciplines. While there has been enormous pressure on Standish and other value investors to capitulate and to become momentum investors, we have not wavered in our focus on fundamentals and value. Of course, we and other investors make misjudgments along the way, and we are doing our best to learn the correct lessons from the inevitable mistakes. We have applied new investment tools and made modest alterations to the investment process. We have added investment talent and quantitative resources. We believe that our approach is correct, that our portfolios are attractively priced relative to the benchmarks, and that it is our obligation to adhere to the philosophy we have consistently represented to you.

MAJOR DEVELOPMENTS AT STANDISH DURING 1999

We are pleased that Standish is able to report continued stability of both our clients and our professional team. Assets under management for our clients are approximately $45 billion, a slight decline during 1999 but up from $39 billion at the beginning of 1998. These statistics include $3.3 billion of assets managed through Standish International Management Company, LLC, or SIMCO. The Standish Funds returned to 1997's level of $5.8 billion of assets from $6.5 billion in 1998. While we had some client turnover, a substantial portion of the assets lost related to corporate events or restructuring as opposed to terminations because of investment performance. We have also added a substantial number of distinguished new clients.

We continue to build our professional resources both by adding new people and through our long-term commitment to education and professional training. The Standish team has grown to 292 members from 232 at the beginning of 1998. Our 109 investment officers average experience of 16 years. Sixty-seven of those officers have advanced degrees (typically an MBA) and 72 have some advanced professional accreditation.

At the end of the year, the Standish board of directors elected two new directors: Lavinia Chase and Cathy Powers. During the last year, we were sorry to lose the services of Mark Flaherty, Director, who accepted a position of great responsibility at a very large investment management organization. In addition, we anticipate the retirement of both Arthur Parker and Barr Clayson from their positions as stockholders and directors of Standish in June 2000. In line with other professional service firms, Standish is attempting to maintain the best balance between retaining the wisdom of senior investment managers and assuring generational change.

STANDISH'S STRATEGIES FOR THE FUTURE

      Standish's top priorities include:

      o meeting the needs of our clients and working closely with them to assure that their investment expectations are realistic;

      o developing new investment products that add value in today's environment; and

      o investigating strategic business alliances to augment our research and penetrate foreign markets as well as expand our domestic distribution channels.

We believe that all investors and investment management firms are facing very challenging times. However, the characteristics that have served Standish and our clients well for sixty-seven years are still intact. We remain dedicated to fulfilling your needs.

Sincerely,


/s/ Ted Ladd                                    /s/ George Noyes

Edward H. Ladd, Chairman                        George W. Noyes, President

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH DIVERSIFIED INCOME FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

Although 1999 was a rough year for world bond markets, it was a good year for the Standish Diversified Income Fund, which outperformed the high quality benchmarks. The key variable for the year was higher than expected economic growth in most parts of the world, especially in the US. This higher growth drove government yield curves higher in line with rising inflation fears. Conversely, higher growth allowed spreads of corporate and emerging market bonds to tighten. Thus, while the total return of the high quality benchmarks was flat or negative for the year, the Fund produced a relatively attractive total return of 2.20% vs. (.83%) for the Lehman Aggregate Index.

After a tumultuous 1998 in which global financial liquidity essentially dried up during the third quarter, 1999 was a year of recovery. The stage for recovery was set in the throes of the 1998 crisis by three separate 25 basis point rate cuts in that year by the US Federal Reserve Bank. These cuts, along with the bailout of hedge fund Long Term Capital Management had the desired near-term effects of adding liquidity and confidence to a global financial system which had little of either at the time. They also had the intermediate-term effect of fueling the already-stoked fires of growth in the otherwise healthy US economy. With cyclical recoveries developing in Europe and non-Japan Asia, the predictable results in 1999 were rising stock markets, rising commodity prices, rising bond yields and falling credit spreads for riskier fixed income assets.

Through most of 1999, the Fund held the maximum allowed by the prospectus in below-investment grade securities. This included larger-than-normal positions in each of the three major high yield sectors: US high yield debt, emerging markets debt and European high yield debt. It was not until December that the conscious decision to take profits was made and the allocation, to below-investment grade securities fell meaningfully below the maximum allowed.

The Fund's allocation to emerging markets began the year slightly above normal. Concern for the impending devaluation in Brazil clouded our otherwise positive view on the sector. Following the Brazil devaluation in mid-January, the Fund added emerging market assets and maintained a healthy overweight until late December, when exposure was reduced. The Fund's emerging bonds produced a return of about 24% for the year, led by positions in Indonesia, Brazil, Mexico and Peru.

Our U.S. high yield allocation began the year higher than normal and ended the year slightly below normal. During the year, our major sector bets included media, telecommunications, health care, financials and gaming. Although high yield bonds in general outperformed, certain securities in the portfolio experienced severe underperformance, especially in the third quarter, dragging down overall performance. Many of these bonds staged a comeback in the fourth quarter, and we expect performance going forward to be enhanced by further recovery.

Our European high yield allocation began the year at the top end of our range. It was reduced throughout the year as profits were taken. This sector produced outstanding returns, much higher than US high yield; however, as the year progressed, valuations became extended. As this market matures and more issues become available, we would look again to increase our exposure here.

Our outlook for 2000 is cautious. The Fed has taken back the liquidity it provided in late 1998 and renewed the tightening cycle. In conjunction with the extended state of world equity markets, high and rising commodity prices and signs of modestly higher US inflation, the Fed's stance leads us to conclude that 2000 may be less hospitable to financial markets than 1999. Government bond yields may recover, but riskier bonds are unlikely to match their 1999 performance relative to government benchmarks. With less to gain, we have taken some risk off the table and moved a larger portion of fund assets into high grade corporate bonds which are historically cheaper and less susceptible to a reduction in liquidity. We expect to reverse this position opportunistically.

We appreciate your interest and investment in the Fund and look forward to serving you in 2000.

Best Regards,


/s/ Dolores S. Driscoll

Dolores S. Driscoll

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH DIVERSIFIED INCOME FUND

             COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN STANDISH DIVERSIFIED INCOME FUND AND THE LEHMAN AGGREATE INDEX

[The following table was originally depicted as a line graph in the printed material.]

          Standish Diversified Income
                      Fund               Lehman Aggregate Index
          ---------------------------    ----------------------
                     100000                     100000
                     101500                     101190
                     104400                     103922
                     103950                     103039
                     106049                     104564
                     103919                     106080
                     105238                     106568
                     106200                     107644
                     107546                     109022
                     108271                     108935
                     110189                     109305
                     110346                     109874
                     109978                     110912
                     109770                     111855
                     110782                     112090
                     100285                     113914
                     102526                     116580
                     101877                     115962
                     107831                     116623
                     107115                     116973
                     107566                     117803
                     105876                     115742
                     108476                     116379
                     111966                     116751
                     109105                     115724
                     109633                     115353
                     107773                     114869
                     106436                     114811
                     106781                     116143
                     109472                     116002

                           ---------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                          (FOR PERIODS ENDED 12/31/99)

                                         ANNUALIZED SINCE
                                            INCEPTION
                              1 Year        6/2/1997
                              ------     ---------------
                               2.20%         3.57%

                           -----------------------------

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH DIVERSIFIED INCOME FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
  Investment in Diversified Income Portfolio
    ("Portfolio"), at value (Note 1A)                            $31,143,666
  Deferred organization costs (Note 1D)                                8,751
  Prepaid expenses                                                       987
                                                                 -----------
    Total assets                                                  31,153,404

LIABILITIES
  Accrued accounting, custody and transfer agent fees    $2,406
  Accrued trustees' fees and expenses (Note 2)            1,000
  Accrued expenses and other liabilities                 12,007
                                                         ------
    Total liabilities                                                 15,413
                                                                 -----------
NET ASSETS                                                       $31,137,991
                                                                 ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                $38,187,868
  Accumulated net realized loss                                   (4,121,681)
  Distributions in excess of net investment income                  (158,425)
  Net unrealized depreciation                                     (2,769,771)
                                                                 -----------
TOTAL NET ASSETS                                                 $31,137,991
                                                                 ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                          1,790,097
                                                                 ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                $     17.39
                                                                 ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH DIVERSIFIED INCOME FUND

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Interest income allocated from Portfolio                           $3,284,262
  Dividend income allocated from Portfolio (net of
    foreign withholding taxes of $76)                                    62,803
  Expenses allocated from Portfolio                                           0
                                                                     ----------
    Net investment income allocated from Portfolio                    3,347,065

EXPENSES
  Accounting, custody, and transfer agent fees           $   27,491
  Registration fees                                          16,522
  Legal and audit services                                   15,274
  Trustees' fees and expenses (Note 2)                        3,710
  Amortization of organization expenses (Note 1D)             3,610
  Insurance expense                                             576
  Miscellaneous                                               6,670
                                                         ----------
    Total expenses                                           73,853

Deduct:
  Reimbursement of Fund operating expenses (Note 2)         (73,853)
                                                         ----------
    Net expenses                                                              0
                                                                     ----------
      Net investment income                                           3,347,065
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) allocated from Portfolio on:
    Investment security transactions                     (2,887,221)
    Financial futures contracts                               5,900
    Written options transactions                            492,648
    Foreign currency transactions and forward foreign
      currency exchange contracts                           471,762
                                                         ----------
      Net realized loss                                              (1,916,911)

  Change in unrealized appreciation (depreciation)
    allocated from Portfolio on:
    Investment securities                                  (265,464)
    Written options                                        (559,915)
    Foreign currency and forward foreign currency
      exchange contracts                                     74,293
                                                         ----------
      Change in net unrealized appreciation
        (depreciation)                                                 (751,086)
                                                                     ----------
    Net realized and unrealized loss on investments                  (2,667,997)
                                                                     ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                           $  679,068
                                                                     ==========


    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH DIVERSIFIED INCOME FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 1999  DECEMBER 31, 1998
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                     $ 3,347,065       $  3,596,738
  Net realized loss                                          (1,916,911)        (2,216,708)
  Change in net unrealized appreciation (depreciation)         (751,086)        (1,640,761)
                                                            -----------       ------------
  Net increase (decrease) in net assets from investment
    operations                                                  679,068           (260,731)
                                                            -----------       ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1F)
  From net investment income                                 (3,347,065)        (3,585,033)
  In excess of net investment income                           (227,812)                --
  Return of capital                                             (44,546)                --
                                                            -----------       ------------
  Total distributions to shareholders                        (3,619,423)        (3,585,033)
                                                            -----------       ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                              261,396         26,356,500
  Value of shares issued to shareholders in payment of
    distributions declared                                      527,973          1,262,115
  Cost of shares redeemed                                    (7,168,363)       (10,713,175)
                                                            -----------       ------------
  Net increase (decrease) in net assets from Fund share
    transactions                                             (6,378,994)        16,905,440
                                                            -----------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (9,319,349)        13,059,676

NET ASSETS
  At beginning of year                                       40,457,340         27,397,664
                                                            -----------       ------------
  At end of year (including distributions in excess of
    net investment income of $158,425 and $81,654,
    respectively)                                           $31,137,991       $ 40,457,340
                                                            ===========       ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH DIVERSIFIED INCOME FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           YEAR ENDED                FOR THE PERIOD
                                                          DECEMBER 31,                JUNE 2, 1997
                                                    ------------------------  (COMMENCEMENT OF OPERATIONS)
                                                      1999(1)      1998(1)      TO DECEMBER 31, 1997(1)
                                                    -----------  -----------  ----------------------------
NET ASSET VALUE, BEGINNING OF YEAR                    $ 19.02      $ 20.51              $ 20.00
                                                      -------      -------              -------
FROM INVESTMENT OPERATIONS:
  Net investment income*                                 1.84         1.70                 0.98
  Net realized and unrealized gain (loss) on
    investments                                         (1.45)       (1.52)                0.26
                                                      -------      -------              -------
Total from investment operations                         0.39         0.18                 1.24
                                                      -------      -------              -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                            (1.87)       (1.67)               (0.63)
  In excess of net investment income                    (0.13)          --                   --
  From net realized gain on investments                    --           --                (0.10)
  From tax return of capital                            (0.02)          --                   --
                                                      -------      -------              -------
Total distributions to shareholders                     (2.02)       (1.67)               (0.73)
                                                      -------      -------              -------
Net Asset Value, End of Year                          $ 17.39      $ 19.02              $ 20.51
                                                      =======      =======              =======
Total Return++                                           2.20%        0.86%                6.20%

RATIOS/SUPPLEMENTAL DATA:
Expenses (to average daily net assets)*(2)               0.00%        0.00%                0.00%+
Net Investment Income (to average daily net
  assets)*                                              9.87%        8.40%                8.07%+
Net Assets, End of Year (000's omitted)               $31,138      $40,457              $27,398

-----------------
 * For the periods indicated, the investment adviser did not impose any of its advisory fee and/or reimbursed all of the Fund's operating expenses. If this voluntary reduction had not been taken, the investment income per share and the ratios would have been:

Net investment income per share                        $ 1.64       $ 1.51         $ 0.74

 Ratios (to average daily net assets):
  Expenses(2)                                            1.08%        0.91%          1.96%+
  Net investment income                                  8.79%        7.49%          6.11%+

(1)  Calculated based on average shares outstanding.
(2) Includes the Fund's share of Standish Diversified Income Portfolio's allocated expenses.
+    Computed on an annualized basis.
++   Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH DIVERSIFIED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Diversified Income Fund (the "Fund") is a separate diversified investment series of the Trust.

      The Fund invests all of its investable assets in an interest of the Standish Diversified Income Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio ( the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 1999). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

      C. FEDERAL TAXES

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

      At December 31, 1999, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the Fund's taxable income arising from future net realizable gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are $1,365,591 and $1,721,238 which expire on December 31, 2006 and 2007, respectively. The Fund elected to defer to its fiscal year ending December 31, 2000 losses of $959,194 recognized during the period from November 1, 1999 to December 31, 1999.

      D. DEFERRED ORGANIZATION EXPENSE

      Costs incurred by the Fund in connection with its organization and initial registration are being amortized on a straight-line basis through May 2002.

      E. OTHER

      All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH DIVERSIFIED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      F. DISTRIBUTIONS TO SHAREHOLDERS:

      The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually, as will dividends from net investment income. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), litigation proceeds, market discount, non-taxable dividends, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

(2)   INVESTMENT ADVISORY FEE:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish International Management Company, L.L.C. ("SIMCO") for investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. For the year ended December 31, 1999, SIMCO voluntarily agreed to limit the operating expenses of the Fund and its pro rata share of expenses allocated from the Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to 0.00% of the Fund's average daily net assets. Pursuant to this agreement, SIMCO voluntarily reimbursed the Fund for $73,853 of operating expenses for the year ended December 31, 1999. The Trust pays no compensation directly to its trustees who are affiliated with the investment adviser or to its officers, all of whom receive remuneration for their services to the Trust from SIMCO. Certain of the trustees and officers of the Trust are directors or officers of Standish, Ayer & Wood, Inc., the parent company of SIMCO.

(3)   INVESTMENT TRANSACTIONS:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 1999 aggregated $260,000 and $11,435,882, respectively.

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                     YEAR ENDED         YEAR ENDED
                                                                  DECEMBER 31, 1999  DECEMBER 31, 1998
                                                                  -----------------  -----------------
         Shares sold                                                       13,893          1,277,800
         Shares issued to shareholders in payment of
           distributions declared                                          29,761             63,709
         Shares redeemed                                                 (380,241)          (550,939)
                                                                    -------------      -------------
         Net increase (decrease)                                         (336,587)           790,570
                                                                    =============      =============

      At December 31, 1999, two shareholders held of record approximately 57% and 20%, of the total outstanding shares of the Fund, respectively. Investment activity of these shareholders could have a material impact on the fund.

                        REPORT OF INDEPENDENT ACCOUNTANTS

   To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Diversified Income Fund:

   In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Diversified Income Fund (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   February 18, 2000

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH DIVERSIFIED INCOME PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                                      PAR          VALUE
SECURITY                                        RATE           MATURITY            VALUE{.}      (NOTE 1A)
-----------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 93.3%

ASSET BACKED -- 5.5%
GE Capital Mortgage 1996 HE3                     8.250%       09/25/2026         $     348,954  $   339,794
Green Tree Financial Corp. 1997-6 B2 Non-ERISA   7.750%       01/15/2029               875,000      663,154
Vanderbilt Mortgage Financial 1996-C B2          8.000%       11/07/2026               400,000      351,375
Vanderbilt Mortgage Financial 1997-D 1B2         7.550%       12/07/2027               425,000      345,445
                                                                                                -----------
Total Asset Backed (Cost $2,012,536)                                                              1,699,768
                                                                                                -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.3%
GE Capital Mortgage Services Inc.1994-1 B3
144A Non-ERISA                                   6.500%       01/25/2024               239,646      193,776
GE Capital Mortgage Services Inc.1996-11 B3
Non-ERISA                                        7.500%       07/25/2026               237,688      215,701
                                                                                                -----------
Total Collateralized Mortgage Obligations (Cost $420,418)                                           409,477
                                                                                                -----------
CONVERTIBLE CORPORATE BONDS -- 2.0%
Exide Corp. 144A+                                2.900%       12/15/2005               460,000      234,600
Integrated Health{*}                             5.750%       01/01/2001               500,000          500
Tenet Healthcare Corp.+                          6.000%       12/01/2005               450,000      369,000
                                                                                                -----------
Total Convertible Corporate Bonds (Cost $1,163,587)                                                 604,100
                                                                                                -----------
CORPORATE -- 49.0%
BANK BONDS -- 3.3%
Bank United Corp. Notes+                         8.875%       05/01/2007               200,000      183,500
First Palm Beach Notes                          10.350%       06/30/2002               100,000       98,500
GS Escrow Corp. 144A Notes                       7.125%       08/01/2005               400,000      357,390
Matrix Capital Corp. Notes+                     11.500%       09/30/2004               300,000      283,512
Webster Financial Capital 144A Notes+            9.360%       01/29/2027               100,000       94,131
                                                                                                -----------
                                                                                                  1,017,033
                                                                                                -----------
FINANCIAL -- 11.3%
Amresco Inc. Corp. Senior Sub Notes+             9.875%       03/15/2005               175,000      112,000
Cabot Industrial Property LP                     7.125%       05/01/2004               300,000      288,987
Conseco Finance Trust Cap. Notes+                8.796%       04/01/2027               700,000      634,004
Conseco Finance Trust II+                        8.700%       11/15/2026                75,000       67,275
Ford Motor Credit Corp.+                         6.700%       07/16/2004               300,000      293,625
Franchise Fin Corp. REIT Notes+                  8.250%       10/30/2003               350,000      339,482
Fresenius Medical Capital Trust Notes            7.875%       02/01/2008                30,000      277,500
Lehman Bros Holding Inc.                         6.625%       04/01/2004               775,000      750,231
Meditrust, REIT                                  7.820%       09/10/2026               200,000      150,000
Phoenix Re-Insurance Corp. Capital Notes+        8.850%       02/01/2027               175,000      122,748
Prologis Trust                                   6.700%       04/15/2004               300,000      286,128
Tanger REIT Senior Notes+                        7.875%       10/24/2004               200,000      183,768
                                                                                                -----------
                                                                                                  3,505,748
                                                                                                -----------
INDUSTRIAL BONDS -- 34.4%
Adelphia Communications+                         8.125%       07/15/2003               175,000      168,000
Adelphia Communications                          8.375%       02/01/2008               150,000      139,500

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH DIVERSIFIED INCOME PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                                      PAR          VALUE
SECURITY                                        RATE           MATURITY            VALUE{.}      (NOTE 1A)
-----------------------------------------------------------------------------------------------------------
INDUSTRIAL BONDS (continued)
Adelphia Communications Senior Notes+            9.250%       10/01/2002         $     150,000  $   150,000
Allied Waste Industries 144A Notes               7.375%       01/01/2004               125,000      115,000
Allied Waste Industries 144A Notes               7.625%       01/01/2006               150,000      134,625
CSC Holdings Inc.                                8.125%       08/15/2009               300,000      294,744
Charter Communications Holdings LLC+             8.250%       04/01/2007               475,000      439,375
Coastal Corp. Notes NCL                          6.200%       05/15/2004               275,000      260,950
Conmed Corp. Notes                               9.000%       03/15/2008               175,000      161,875
Enron Corp.                                      6.450%       11/15/2001                75,000       73,924
Exodus Communications Inc.                      10.750%       12/15/2009               125,000      127,656
Extendicare Health Sevices Senior Notes+         9.350%       12/15/2007               484,000      324,280
Fort James Corp. Senior Notes+                   6.875%       09/15/2007               400,000      379,736
Fox Sports Networks LLC(a)                       0.000%       08/15/2007               275,000      220,000
Fox/Liberty Network+                             8.875%       08/15/2007               275,000      279,812
Genesis Multicare Senior Sub Notes+              9.000%       08/01/2007               175,000       35,000
Global Crossing Holding Ltd. Notes+              9.625%       05/15/2008               400,000      399,000
Grove Worldwide Senior Notes(a)                  0.000%       05/01/2009               175,000       14,000
Grove Worldwide Senior Sub Notes+                9.250%       05/01/2008               125,000       37,500
Horseshoe Gaming Holdings+                       8.625%       05/15/2009               400,000      382,000
Horseshoe Gaming LLC Notes                       9.375%       06/15/2007               250,000      252,500
Huntsman ICI Chemicals LLC 144A+                10.125%       07/01/2009               600,000      615,000
Isle of Capri Casinos+                           8.750%       04/15/2009               335,000      309,037
Lear Corp.                                       8.110%       05/15/2009               300,000      282,860
Level 3 Communications+                          9.125%       05/01/2008               300,000      283,500
Lilly Industries Inc. Notes+                     7.750%       12/01/2007               180,000      164,852
Mohegan Tribal Gaming                            8.125%       01/01/2006               250,000      243,750
Mohegan Tribal Gaming                            8.750%       01/01/2009                50,000       49,375
Nextlink Communications(a)                      12.250%       06/01/2009               225,000      137,250
Nextlink Communications 144A Notes              10.750%       11/15/2008               500,000      515,000
Owens Illinois Inc. Deb Notes NCL                7.500%       05/15/2010               150,000      134,275
Owens-Illinois Inc.                              7.150%       05/15/2005               175,000      161,803
Panavision Inc. Step Up Sub Notes(a)             0.000%       02/01/2006               450,000      216,000
Park Place Entertainment                         7.950%       08/01/2003               350,000      344,664
Premier Parks Inc                                9.750%       06/15/2007               150,000      150,750
Premier Parks Inc. Senior Notes+                 9.250%       04/01/2006                50,000       49,250
Premier Parks Inc. Step Up Senior Notes(a)       0.000%       04/01/2008               150,000      102,750
RSL Communications PLC Notes(a)                  0.000%       03/01/2008               325,000      201,500
RSL Communications PLC Notes                    12.000%       11/01/2008               175,000      175,875
Republic Service                                 7.125%       05/15/2009               625,000      561,635
Revlon Consumer Prods+                           8.625%       02/01/2008               300,000      147,000
Revlon Worldwide Senior Notes+                   0.000%       03/15/2001               150,000       29,250
Rose Hills Co. Senior Sub Notes                  9.500%       11/15/2004               125,000       77,500
Salem Communications Corp. Senior Sub Notes      9.500%       10/01/2007               175,000      175,000
Sequa Corp. 144A                                 9.000%       08/01/2009               300,000      289,500
TRW Inc.                                         7.125%       06/01/2009               300,000      284,358
Williams Communications Group Notes             10.700%       10/01/2007               225,000      236,250
Williams Communications Group Notes             10.875%       10/01/2009               150,000      156,937

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH DIVERSIFIED INCOME PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                                      PAR          VALUE
SECURITY                                        RATE           MATURITY            VALUE{.}      (NOTE 1A)
-----------------------------------------------------------------------------------------------------------
INDUSTRIAL BONDS (continued)
Winstar Communications Senior Sub Step Up
Notes(a),+                                       0.000%       10/15/2005         $     250,000  $   242,500
                                                                                                -----------
                                                                                                 10,726,898
                                                                                                -----------
Total Corporate (Cost $16,783,967)                                                               15,249,679
                                                                                                -----------

GOVERNMENT/OTHER -- 32.9%

EURODOLLAR -- 7.2%
Bulgaria FLIRB Series A(b)                       6.500%       07/28/2012               260,000      186,550
Bulgaria IAB                                     5.875%       07/28/2011               225,000      177,750
Metromedia Fiber Network                        10.000%       12/15/2009               300,000      313,709
Psinet Inc.                                     11.000%       08/01/2009               175,000      179,469
Remy Cointreau 144A                             10.000%       07/30/2005               150,000      165,548
Republic of Argentina                            0.000%       10/15/2002               325,000      243,750
Republic of Argentina                           11.375%       01/30/2017               995,000      988,781
                                                                                                -----------
                                                                                                  2,255,557
                                                                                                -----------
GERMANY -- 1.9%
Colt Telecom Group PLC 144A Notes                7.625%       07/31/2008               725,000      373,615
Exide Holding Europe 144A Notes                  9.125%       04/15/2004               200,000       99,974
Texon International PLC Senior Notes            10.000%       02/01/2008               240,000      107,601
                                                                                                -----------
                                                                                                    581,190
                                                                                                -----------
IRELAND -- 0.6%
Esat Telecom Group PLC                          11.875%       11/01/2009               150,000      175,375
                                                                                                -----------
NETHERLANDS -- 1.5%
PTC International Finance II SA 144A            11.250%       12/01/2009               300,000      312,953
Versatel Telecom                                 4.000%       12/17/2004               150,000      150,429
                                                                                                -----------
                                                                                                    463,382
                                                                                                -----------
NEW ZEALAND -- 0.2%
Fletcher Challenge CVT                          10.000%       04/30/2005               110,000       58,687
                                                                                                -----------
TURKEY -- 1.0%
Turkish Treasury Bill                            0.000%       08/23/2000               124,500      122,919
Turkish Treasury Bill                            0.000%       03/15/2000               200,000      203,200
                                                                                                -----------
                                                                                                    326,119
                                                                                                -----------
UNITED KINGDOM -- 1.2%
IPC Magazines 144A(a),+                          0.000%       03/15/2008               200,000      103,373
William Hill Finance                            10.625%       04/30/2008               175,000      291,140
                                                                                                -----------
                                                                                                    394,513
                                                                                                -----------
YANKEE BONDS -- 19.3%
Alestra SA                                      12.125%       05/15/2006               175,000      175,875
Asia Pulp and Paper Global Financial 144A
CVT+                                             2.000%       07/25/2000               125,000      135,000
Asia Pulp and Paper Global Financial Notes       9.060%       10/04/2001               400,000      332,000
Asia Pulp and Paper International Finance
144A                                             0.000%       07/07/2000               100,000       91,000

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH DIVERSIFIED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                                      PAR          VALUE
SECURITY                                        RATE           MATURITY            VALUE{.}      (NOTE 1A)
-----------------------------------------------------------------------------------------------------------
INDUSTRIAL BONDS (continued)
Colt Telecom Group PLC Senior Step Up Notes(a)   0.000%       12/15/2006         $     350,000  $   308,000
Grupo Televisa S.A.(a)                           0.000%       05/15/2008               250,000      228,125
Guangdong Enterprises 144A Senior Notes NCL{*}   8.875%       05/22/2007               825,000      255,272
Merita Bank FLIRB 144A Notes                     7.150%       12/29/2049               300,000      289,908
Mexico Global Bond                              11.375%       09/15/2016               535,000      604,550
Panama PDI FRN Capitalize(b)                     6.500%       07/17/2016               174,711      137,367
Peru FLIRB(b)                                    3.750%       03/07/2017               490,000      303,188
Republic of Brazil FLIRB                         5.000%       04/15/2009               850,000      637,500
Republic of Brazil PIK                           5.000%       04/15/2014             1,562,614    1,172,945
Republic of Korea                                8.875%       04/15/2008               130,000      136,347
Republic of Panama Notes                         8.875%       09/30/2027               325,000      272,188
SE Banken 144A FLIRB                             6.500%       12/29/2049               325,000      303,599
Tyco International Ltd. 144A                     6.875%       09/05/2002               325,000      319,358
UPM-Kymmene Corp. 144A Notes                     7.450%       11/26/2027               350,000      316,429
                                                                                                -----------
                                                                                                  6,018,651
                                                                                                -----------
Total Government/Other (Cost $10,498,067)                                                        10,273,474
                                                                                                -----------
NON-AGENCY -- 1.0%

PASS THRU SECURITIES -- 1.0%
Franchise Mortgage Corp. 1997-A D 144A           8.140%       04/15/2019               350,000      302,422
                                                                                                -----------
Total Non-Agency (Cost $363,891)                                                                    302,422
                                                                                                -----------
U.S. TREASURY OBLIGATIONS -- 1.6%

TREASURY BONDS -- 0.6%
U.S. Treasury Bond+                              8.125%       05/15/2021               175,000      200,594
                                                                                                -----------
TREASURY NOTES -- 1.0%
U.S. Treasury Note+                              6.000%       08/15/2009               325,000      314,844
                                                                                                -----------
Total U.S. Treasury Obligations (Cost $525,142)                                                     515,438
                                                                                                -----------
TOTAL BONDS AND NOTES (COST $31,767,608)                                                         29,054,358
                                                                                                -----------

                                                                                    SHARES
                                                                                 -------------
PREFERRED STOCKS -- 3.9%
Equity Office Properties Trust 144A CVT                                                  8,000      308,000
Global Crossing PIK Pfd 144A                                                             4,000      400,000
IBJ Preferred Capital Co. LLC 144A                                                     175,000      165,375
Paxson Communications 12.5% PIK Pfd                                                        346      354,650
                                                                                                -----------
TOTAL PREFERRED STOCKS (COST $1,262,110)                                                          1,228,025
                                                                                                -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH DIVERSIFIED INCOME PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                                   CONTRACT        VALUE
SECURITY                                                                             SIZE        (NOTE 1A)
-----------------------------------------------------------------------------------------------------------
PURCHASED OPTIONS -- 1.2%
BTPS 6.75% Put, Strike Price 107.69, 02/07/2000                                  1,325,000,000  $     7,950
EUR Put/JPY Call, Strike Price 146.70, 04/13/2000                                      731,145      316,876
EUR Put/USD Call, Strike Price 0.95, 08/16/2000                                        330,000        3,135
SSB Put Emerging Index Strike Price 85.213, 03/24/2000                                   9,330       28,410
UST 6.00% Call, Strike Price 99.16, 04/17/2000                                           4,500        2,376
                                                                                                -----------
TOTAL PURCHASED OPTIONS (COST $199,704)                                                             358,747
                                                                                                -----------
SHORT-TERM INVESTMENTS -- 0.4%

REPURCHASE AGREEMENTS -- 0.4%
Prudential-Bache Repurchase Agreement, dated 12/31/99, due 01/03/00, with a maturity value of $118,174 and an effective yield of 2.00%, collateralized by a
U.S. Government Agency Obligation with a rate of 6.50%, a maturity date of
01/01/14 and a market value of $121,140.                                                            118,154
                                                                                                -----------
TOTAL SHORT-TERM INVESTMENTS (COST $118,154)                                                        118,154
                                                                                                -----------

TOTAL INVESTMENTS -- 98.8% (COST
 $33,347,576)                                                                                 $  30,759,284
OTHER ASSETS, LESS LIABILITIES -- 1.2%                                                              384,489
                                                                                              -------------

NET ASSETS -- 100.0%                                                                          $  31,143,773
                                                                                              =============

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under Rule
144A of the Securities Act of 1933. These securities
may be resold in transactions exempt from registration.
CVT - Convertible
DEB - Debenture
FLIRB - Front Loaded Interest Reduction Bond
FRN - Floating Rate Note
NCL - Non-callable
PIK - Payment-in-kind
REIT - Real Estate Investment Trust
UST - United States Treasury
EUR - Euro
JPY - Japanese Yen
USD - United States Dollar
{.} Denominated in United States dollars except for foreign country specific bonds which are denominated in their respective local currency.
+    Denotes all or part of security pledged as a margin deposit (Note 5).
{*}  Defaulted security.
(a) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end. The maturity date shown is the ultimate maturity.
(b)  Variable Rate Security; rate indicated is as of 12/31/99.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH DIVERSIFIED INCOME PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $33,347,576)                                                  $30,759,284
  Interest receivable                                                 567,976
  Unrealized appreciation on forward foreign currency
    exchange contracts (Note 5)                                       116,625
  Receivable for investments sold                                     177,712
  Deferred organization costs (Note 1E)                                 2,866
  Prepaid expenses                                                      1,168
                                                                  -----------
    Total assets                                                   31,625,631

LIABILITIES
  Unrealized depreciation on forward foreign currency
    exchange contracts (Note 5)                         $ 20,188
  Options written, at value (Note 5) (premiums
    received, $150,954)                                  428,630
  Accrued accounting and custody fees                      6,573
  Accrued trustees' fees and expenses (Note 2)             2,477
  Accrued expenses and other liabilities                  23,990
                                                         -------
    Total liabilities                                                 481,858
                                                                  -----------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL
  INTERESTS)                                                      $31,143,773
                                                                  ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH DIVERSIFIED INCOME PORTFOLIO

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income                                                    $ 3,284,269
  Dividend income (net of foreign withholding taxes of $76)               62,803
                                                                     -----------
    Total income                                                       3,347,072

EXPENSES
  Investment advisory fee (Note 2)                       $  170,359
  Accounting and custody fees                                75,581
  Legal and audit services                                   31,677
  Trustees' fees and expenses (Note 2)                        6,134
  Insurance expense                                           5,490
  Amortization of organization expenses (Note 1E)             1,193
  Miscellaneous                                                 719
                                                         ----------
    Total expenses                                          291,153

Deduct:
  Waiver of investment advisory fee (Note 2)               (170,359)
  Reimbursement of Fund operating expenses (Note 2)        (120,794)
                                                         ----------
    Total expense deductions                               (291,153)
                                                         ----------
      Net expenses                                                             0
                                                                     -----------
        Net investment income                                          3,347,072
                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                     (2,887,231)
    Financial futures contracts                               5,901
    Written options transactions                            492,650
    Foreign currency transactions and forward foreign
      currency exchange contracts                           471,763
                                                         ----------
      Net realized loss                                               (1,916,917)
  Change in unrealized appreciation (depreciation)
    Investment securities                                  (265,465)
    Written options                                        (559,916)
    Foreign currency and forward foreign currency
      exchange contracts                                     74,294
                                                         ----------
      Change in net unrealized appreciation
        (depreciation)                                                  (751,087)
                                                                     -----------
    Net realized and unrealized loss                                  (2,668,004)
                                                                     -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                           $   679,068
                                                                     ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH DIVERSIFIED INCOME PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 1999  DECEMBER 31, 1998
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS

FROM INVESTMENT OPERATIONS
  Net investment income                                    $  3,347,072       $  3,596,746
  Net realized loss                                          (1,916,917)        (2,216,713)
  Change in net unrealized appreciation (depreciation)         (751,087)        (1,640,762)
                                                           ------------       ------------
  Net increase (decrease) in net assets from
    investment operations                                       679,068           (260,729)
                                                           ------------       ------------

CAPITAL TRANSACTIONS
  Contributions                                                 260,000         26,399,305
  Withdrawals                                               (11,435,882)       (12,282,331)
                                                           ------------       ------------
  Net increase (decrease) in net assets from
    capital transactions                                    (11,175,882)        14,116,974
                                                           ------------       ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                     (10,496,814)        13,856,245

NET ASSETS
  At beginning of year                                       41,640,587         27,784,342
                                                           ------------       ------------
  At end of year                                           $ 31,143,773       $ 41,640,587
                                                           ============       ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH DIVERSIFIED INCOME PORTFOLIO

                               SUPPLEMENTAL DATA
--------------------------------------------------------------------------------

                                                         YEAR ENDED               FOR THE PERIOD
                                                        DECEMBER 31,               JUNE 2, 1997
                                                    ---------------------  (COMMENCEMENT OF OPERATIONS)
                                                       1999       1998         TO DECEMBER 31, 1997
                                                    ----------  ---------  ----------------------------
RATIOS:
  Expenses (to average daily net assets)*                 0.00%      0.00%                    0.00%+
  Net Investment Income (to average daily net
    assets)*                                              9.83%      8.40%                    8.07%+
  Portfolio Turnover                                       137%       145%                      25%
  Net Assets, End of Year (000's omitted)           $   31,144  $  41,641                $  27,784

-----------------

* For the periods indicated, the investment adviser voluntarily agreed not to impose any of its investment advisory fee and/or reimbursed the Portfolio for all of its operating expenses. If this voluntary action had not been taken, the ratios would have been:

  Ratios (to average daily net assets):
    Expenses                                             0.86%      0.75%                    1.50%+
    Net investment income                                8.97%      7.65%                    6.57%+

+ Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH DIVERSIFIED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Diversified Income Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      At December 31, 1999, there was one fund, Standish Diversified Income Fund (the "Fund"), invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest December 31, 1999 was approximately 100%.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value and accrued interest of the repurchase agreements underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

      D. INCOME TAXES

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH DIVERSIFIED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

      E. DEFERRED ORGANIZATIONAL EXPENSES

      Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized on a straight-line basis through May 2002.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Investment Management Company, L.L.C. ("SIMCO") for overall investment advisory services is paid monthly at the annual rate of 0.50% of the Portfolio's average daily net assets. For the year ended December 31, 1999, SIMCO voluntarily agreed to limit the Portfolio's operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.00% of the Portfolio's average daily net assets. Pursuant to this agreement, SIMCO voluntarily did not impose $170,359 of its investment advisory fee and reimbursed the Portfolio for its operating expenses of $120,794. The Portfolio Trust pays no compensation directly to its trustees who are affiliated with SIMCO or to its officers, all of whom receive remuneration for their services to the Portfolio Trust from SIMCO. Certain of the trustees and officers of the Portfolio Trust are directors or officers of Standish, Ayer & Wood, Inc., the parent company of SIMCO.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 1999, were as follows:

                                                                   PURCHASES       SALES
                                                                  ------------  ------------
         U.S. Government Securities                               $ 12,107,204  $ 13,741,454
                                                                  ============  ============
         Investments (non-U.S.Government Securities)              $ 32,187,246  $ 36,574,344
                                                                  ============  ============

(4)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1999, as computed on a federal income tax basis, were as follows:

         Aggregate Cost                                                $33,423,234
                                                                       ===========
         Gross unrealized appreciation                                     793,843
         Gross unrealized depreciation                                  (3,457,793)
                                                                       -----------
         Net unrealized depreciation                                   $(2,663,950)
                                                                       ===========

(5)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in Parts A and B of the Portfolio Trust's registration statement.

      The Portfolio trades the following financial instruments with off-balance sheet risk:

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH DIVERSIFIED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      OPTIONS

      Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract, or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      A summary of such transactions for the year ended December 31, 1999 is as follows:

      WRITTEN PUT OPTION TRANSACTIONS
      --------------------------------------------------------------------------

                                                       NUMBER OF CONTRACTS     PREMIUMS
                                                       -------------------  -------------
      Outstanding, beginning of period                        7             $    58,685
      Options written                                         9                 103,366
      Options expired                                        (6)                (54,550)
      Options closed                                         (7)                (88,759)
                                                            ----             -----------
      Outstanding, end of period                              3             $    18,742
                                                            ====             ===========

      WRITTEN CALL OPTION TRANSACTIONS
      -----------------------------------

                                                       NUMBER OF CONTRACTS    PREMIUMS
                                                       -------------------  -------------
      Outstanding, beginning of period                        7             $   59,908
      Options written                                         8                 53,277
      Options exercised                                      (1)               (18,594)
      Options expired                                        (4)               (28,409)
      Options closed                                         (9)               (63,510)
                                                            ----             ----------
      Outstanding, end of period                              1             $    2,672
                                                            ====             ==========

      WRITTEN CROSS CURRENCY OPTION TRANSACTIONS
      ---------------------------------------------

                                                       NUMBER OF CONTRACTS     PREMIUMS
                                                       -------------------  -------------
      Outstanding, beginning of period                            6         $   612,500
      Options written                                             8             290,920
      Options exercised                                          (2)           (575,120)
      Options closed                                            (10)           (198,760)
                                                         -----------         -----------
      Outstanding, end of period                                  2         $   129,540
                                                         ===========         ===========

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH DIVERSIFIED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
      --------------------------------------------------------------------------

      FUTURES CONTRACTS

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts.

      There were no outstanding future contracts at December 31, 1999.

      FORWARD CURRENCY EXCHANGE CONTRACTS

      The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At December 31, 1999, the Portfolio held the following forward foreign currency and cross currency exchange contracts:

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                   LOCAL PRINCIPAL      CONTRACT          MARKET       AGGREGATE      UNREALIZED
      CONTRACTS TO RECEIVE           AMOUNT             VALUE DATE        VALUE       FACE AMOUNT    GAIN/(LOSS)
      ----------------------------------------------------------------------------------------------------------
      Argentinian Peso               1,649,873      01/19-03/09/2000  $   1,643,077  $  1,642,111   $        966
      British Pound Sterling           105,000         01/24/2000           169,527       169,084            443
      Euro                             670,016      01/18-01/27/2000        675,975       684,323         (8,348)
      Hong Kong Dollar               1,277,575         01/14/2000           164,330       163,733            597
      Hungarian Forint              16,829,192         02/07/2000            66,647        65,775            872
      Indonesian Rupiah            699,150,500         02/14/2000            99,373        99,100            273
      Japanese Yen                  19,000,000         01/19/2000           186,438       184,735          1,703
      Polish Zloty                     550,811         01/27/2000           131,814       131,710            104
                                                                      -------------  -------------  ------------
      TOTAL                                                           $   3,137,181  $  3,140,571   $     (3,390)
                                                                      =============  =============  ============

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH DIVERSIFIED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                  LOCAL PRINCIPAL         CONTRACT           MARKET           AGGREGATE      UNREALIZED
      CONTRACTS TO DELIVER            AMOUNT             VALUE DATE           VALUE          FACE AMOUNT     GAIN/(LOSS)
---------------------------------------------------------------------------------------------------------------------
      British Pound Sterling          296,347         01/24/2000        $      478,464  $      476,377  $     (2,087)
      Danish Krone                    180,000         01/25/2000                24,409          25,295           886
      Euro                          2,304,204      01/14-08/24/2000          2,325,907       2,435,037       109,130
      Hong Kong Dollar              6,510,554   01/14/2000-08/13/2001          831,351         822,383        (8,968)
      New Zealand Dollar              120,000         01/18/2000                62,711          61,926          (785)
                                                                        --------------  --------------- ------------
      TOTAL                                                             $    3,722,842  $    3,821,018  $     98,176
                                                                        ==============  =============== ============


      FORWARD FOREIGN CROSS CURRENCY EXCHANGE CONTRACTS

                                        MARKET                          MARKET      CONTRACT    UNREALIZED
      CONTRACTS TO DELIVER              VALUE       IN EXCHANGE FOR     VALUE      VALUE DATE      GAIN
      --------------------------------------------------------------------------------------------------
      Czech Republic Koruna           $ 132,182   Slovakia Koruna    $ 133,833    02/07/2000     $ 1,651
                                      ---------                      ---------                   -------
      TOTAL                           $ 132,182                      $ 133,833                   $ 1,651
                                      =========                      =========                   =======


(6)   DELAYED DELIVERY TRANSACTIONS:

      The Portfolio may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Portfolio instructs its custodian to segregate securities having a value at least equal to the amount of the purchase commitment.

      At December 31, 1999, the Portfolio did not have any delayed delivery transactions.

(7)   CONCENTRATION OF RISK:

      The Portfolio invests in low rated (non-investment grade) and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default of an issuer may be significantly greater for holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

      There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent with investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(8)   LINE OF CREDIT:

      The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Standish, Ayer & Wood Investment Trust (the "Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $25 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended
      December 31, 1999, the expense related to the commitment fee was $691 for the Portfolio. During the year ended December 31, 1999, the Portfolio had no borrowings under the credit facility.

                         REPORT OF INDEPENDENT ACCOUNTANTS

   To the Trustees of Standish, Ayer & Wood Master Portfolio and Investors of Standish Diversified Income Portfolio:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplemental data present fairly, in all material respects, the financial position of Standish Diversified Income Portfolio (the "Portfolio") at December 31, 1999, the results of its operations, the changes in its net assets and the supplemental data for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and supplemental data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   February 18, 2000

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